                                                                    EXHIBIT 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

                           TELEX COMMUNICATIONS, INC.
                 ANNOUNCES FOURTH QUARTER AND FULL YEAR RESULTS

MINNEAPOLIS, MINNESOTA, MARCH 14, 2005 - Telex Communications, Inc. today announced operating results for its fourth quarter and twelve months ended December 31, 2004. Net sales for the fourth quarter were $74.5 million, an increase of 8% compared to net sales of $69.2 million for the fourth quarter a year ago. Fourth quarter 2004 operating income, excluding goodwill and asset impairment charges of $7.9 million, increased 18% to $8.9 million.

Net sales for the twelve months ended December 31, 2004 were $296.8 million, an increase of 11% over net sales of $268.5 million for the same period a year ago. 2004 operating income, excluding the goodwill and asset impairment charges of $7.9 million, increased 38% to $37.3 million compared to operating income of $27.0 million for the twelve months of 2003.

The goodwill and asset impairment charges, determined as part of our annual impairment analysis, are related primarily to our Germany electronics operating unit.

Telex will host a teleconference call beginning at 1:00 PM Central Standard Time today. A replay of this teleconference will be available on the Internet on a listen-only basis at www.telex.com. All remarks made during the teleconference will be current at the time of the call and the replay will not be updated to reflect any subsequent material developments.

ABOUT TELEX COMMUNICATIONS, INC.

Telex Communications, Inc. is a worldwide industry leader in the design, manufacture and marketing of audio and communications products and systems to commercial, professional and industrial customers. The Company markets over 30 product lines that span the professional audio and communications sectors. The Company operates through two business segments, Professional Audio and Audio and Wireless Technology. The Professional Audio segment product lines include sophisticated loudspeaker systems, wired and wireless intercom systems, mixing consoles, amplifiers, wired and wireless microphones and other related products. The Audio and Wireless Technology segment product lines include digital audio duplication products, military and aviation products, land mobile communication systems, wireless assistive listening systems and other related products.

Telex Communications, Inc. (Telex or Successor), a Delaware corporation, is an indirect wholly owned subsidiary of Telex Communications Holdings, Inc. (Old Telex or

Predecessor). Telex was formed in connection with the November 2003 restructuring of Old Telex's debt obligations. Upon the closing of the restructuring, Old Telex changed its name and Successor was renamed. Reference to "the Company" in this press release means Predecessor and/or Successor, as appropriate, for the relevant period(s).

The consolidated financial statements for the three and twelve months ended December 31, 2004 reflect the results of Telex while the consolidated financial statements for the three and twelve months ended December 31, 2003 reflect the combined results of Telex for the month of December 2003 and of Old Telex for the remainder of the quarter (October and November 2003) and the eleven-months ended November 2003.

For additional information contact:

Gregory Richter
Chief Financial Officer
12000 Portland Avenue South
Burnsville, MN  55337
Tel: (952)-736-4254
E-mail:  greg.richter@us.telex.com

                           TELEX COMMUNICATIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                    DECEMBER 31,   DECEMBER 31,
                                                       2004           2003
                                                    ------------   ------------
                                  ASSETS
Current assets:
       Cash and cash equivalents                     $  14,959      $   6,698
       Accounts receivable, net                         50,177         47,455
       Inventories                                      52,573         45,967
       Other current assets                              4,983          7,437
                                                     ---------      ---------
             Total current assets                      122,692        107,557

Property, plant and equipment, net                      32,025         29,951
Deferred financing costs, net                            5,350          6,368
Goodwill, net                                           15,845         23,353

Other assets                                             3,296          2,981
                                                     ---------      ---------
                                                     $ 179,208      $ 170,210
                                                     =========      =========
             LIABILITIES AND SHAREHOLDER'S DEFICIT
Current liabilities:
       Revolving lines of credit                     $   1,011      $       -
       Current maturities of long-term debt                479            446
       Accounts payable                                 13,173         12,879
       Accrued wages and benefits                       11,643         10,384
       Other accrued liabilities                        10,966         11,557
       Income taxes payable                              5,548          9,046
                                                     ---------      ---------
             Total current liabilities                  42,820         44,312

Long-term debt, net                                    126,079        126,413
Other long-term liabilities                             12,523          7,474
                                                     ---------      ---------
             Total liabilities                         181,422        178,199
                                                     ---------      ---------

Shareholder's deficit:
       Common stock and capital in excess of par       143,029        143,029
       Accumulated other comprehensive loss             (1,996)        (3,260)
       Accumulated deficit                            (143,247)      (147,758)
                                                     ---------      ---------
             Total shareholder's deficit                (2,214)        (7,989)
                                                     ---------      ---------
                                                     $ 179,208      $ 170,210
                                                     =========      =========

                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                       SUCCESSOR            PREDECESSOR     COMBINED
                                              ---------------------------   ------------  -------------
                                              THREE MONTHS    ONE MONTH      TWO MONTHS   THREE MONTHS
                                                 ENDED          ENDED          ENDED          ENDED
                                              DECEMBER 31,   DECEMBER 31,   NOVEMBER 30,   DECEMBER 31,
                                                  2004           2003           2003          2003
                                              ------------   ------------   ------------  -------------
Net sales                                        $ 74,459      $ 25,433       $ 43,808      $ 69,241
Cost of sales                                      41,918        14,957         25,320        40,277
                                                 --------      --------       --------      --------
     Gross profit                                  32,541        10,476         18,488        28,964
                                                 --------      --------       --------      --------
Operating expenses:
    Engineering                                     4,032         1,224          2,396         3,620
    Selling, general and administrative            19,583         6,117         11,668        17,785
    Goodwill and asset impairment charges           7,915             -              -             -
                                                 --------      --------       --------      --------
                                                   31,530         7,341         14,064        21,405
                                                 --------      --------       --------      --------
     Operating income                               1,011         3,135          4,424         7,559
Interest expense                                   (4,172)       (1,403)        (4,745)       (6,148)
Other income, net                                     700            85              6            91
Loss on early extinguishment of debt                    -        (1,186)             -        (1,186)
                                                 --------      --------       --------      --------
(Loss) income before income taxes                  (2,461)          631           (315)          316
Provision for income taxes                          2,118         1,171            551         1,722
                                                 --------      --------       --------      --------
     Net loss                                    $ (4,579)     $   (540)      $   (866)     $ (1,406)
                                                 ========      ========       ========      ========

                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                       SUCCESSOR            PREDECESSOR    COMBINED
                                              ---------------------------   ------------  -----------
                                                  YEAR        ONE MONTH     ELEVEN MONTHS    YEAR
                                                 ENDED          ENDED           ENDED        ENDED
                                              DECEMBER 31,   DECEMBER 31,   NOVEMBER 30,  DECEMBER 31,
                                                  2004           2003            2003        2003
                                              ------------   ------------   ------------  ------------
Net sales                                     $ 296,828       $  25,433      $ 243,106      $ 268,539
Cost of sales                                   163,206          14,957        140,863        155,820
                                              ---------       ---------      ---------      ---------
      Gross profit                              133,622          10,476        102,243        112,719
                                              ---------       ---------      ---------      ---------
Operating expenses:
    Engineering                                  15,423           1,224         12,947         14,171
    Selling, general and administrative          80,865           6,117         67,816         73,933
    Goodwill and asset impairment charges         7,915               -              -              -
    Pension curtailment gain                          -               -         (2,414)        (2,414)
                                              ---------       ---------      ---------      ---------
                                                104,203           7,341         78,349         85,690
                                              ---------       ---------      ---------      ---------
      Operating income                           29,419           3,135         23,894         27,029
Interest expense                                (16,605)         (1,403)       (26,897)       (28,300)
Other income, net                                 1,124              85            529            614
Loss on early extinguishment of debt                  -          (1,186)             -         (1,186)
                                              ---------       ---------      ---------      ---------
Income (loss) before income taxes                13,938             631         (2,474)        (1,843)
Provision for income taxes                        8,544           1,171          3,585          4,756
                                              ---------       ---------      ---------      ---------
      Net income (loss)                       $   5,394       $    (540)     $  (6,059)     $  (6,599)
                                              =========       =========      =========      =========

                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                     SUCCESSOR            PREDECESSOR     COMBINED
                                                                             --------------------------  -------------  ------------
                                                                                 YEAR       ONE MONTH    ELEVEN MONTHS      YEAR
                                                                                ENDED         ENDED          ENDED         ENDED
                                                                             DECEMBER 31,  DECEMBER 31,   NOVEMBER 30,  DECEMBER 31,
                                                                                 2004          2003          2003           2003
                                                                             ------------  ------------  -------------  ------------
OPERATING ACTIVITIES:
Net income (loss)                                                             $   5,394      $    (540)     $  (6,059)   $  (6,599)
Adjustments to reconcile net income (loss) to cash flows from operations:
    Depreciation and amortization                                                 6,068            482          5,612        6,094
    Amortization of finance charges and pay-in-kind interest charge               1,432            132         21,017       21,149
    Goodwill and asset impairment charges                                         7,915              -              -            -
    Gain on disposition of assets                                                  (268)             -           (319)        (319)
    Pension curtailment gain                                                          -              -         (2,414)      (2,414)
    Loss on early retirement of debt                                                  -          1,186              -        1,186
    Change in operating assets and liabilities                                   (9,440)         5,491         (4,421)       1,070
    Change in long-term liabilities                                               1,785           (335)           986          651
    Other, net                                                                      838           (670)           887          217
                                                                              ---------      ---------      ---------    ---------
Net cash provided by operating activities                                        13,724          5,746         15,289       21,035
                                                                              ---------      ---------      ---------    ---------

INVESTING ACTIVITIES:
    Additions to property, plant and equipment                                   (7,722)          (546)        (5,165)      (5,711)
    Proceeds from disposition of assets                                           2,338              -          1,158        1,158
    Other                                                                           221              -            166          166
                                                                              ---------      ---------      ---------    ---------
Net cash used in investing activities                                            (5,163)          (546)        (3,841)      (4,387)
                                                                              ---------      ---------      ---------    ---------

FINANCING ACTIVITIES:
    Borrowings under revolving lines of credit, net                               1,011        (12,107)          (372)     (12,479)
    Borrowing of long-term debt, net of discount                                      -        125,000              -      125,000
    Repayment of long-term debt                                                    (443)      (110,297)        (9,078)    (119,375)
    Dividends to shareholder                                                       (883)          (466)             -         (466)
    Payments for deferred financing costs                                          (319)        (6,519)             -       (6,519)
                                                                              ---------      ---------      ---------    ---------
Net cash used in financing activities                                              (634)        (4,389)        (9,450)     (13,839)
                                                                              ---------      ---------      ---------    ---------

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                        334            242            273          515
                                                                              ---------      ---------      ---------    ---------

CASH AND CASH EQUIVALENTS:
  Net increase                                                                    8,261          1,053          2,271        3,324
  Balance at beginning of period                                                  6,698          5,645          3,374        3,374
                                                                              ---------      ---------      ---------    ---------
  Balance at end of period                                                    $  14,959      $   6,698      $   5,645    $   6,698
                                                                              =========      =========      =========    =========

                           TELEX COMMUNICATIONS, INC.
                          SUPPLEMENTARY FINANCIAL DATA
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                     SUCCESSOR           PREDECESSOR     COMBINED
                                                                            ---------------------------  ------------  -------------
                                                                            THREE MONTHS    ONE MONTH    TWO MONTHS    THREE MONTHS
                                                                               ENDED          ENDED         ENDED          ENDED
                                                                            DECEMBER 31,   DECEMBER 31,  NOVEMBER 30,   DECEMBER 31,
                                                                                2004           2003          2003            2003
                                                                            ------------   ------------  ------------   ------------
Consolidated net sales
   Professional Audio                                                         $ 59,715       $ 19,774       $ 33,961      $ 53,735
   Audio and Wireless Technology                                                14,744          5,659          9,847        15,506
                                                                              --------       --------       --------      --------
                                                                              $ 74,459       $ 25,433       $ 43,808      $ 69,241
                                                                              ========       ========       ========      ========

Operating income (loss)
   Professional Audio                                                         $ (2,405)      $  1,645       $    840      $  2,485
   Audio and Wireless Technology                                                 3,039            879          1,620         2,499
   Corporate                                                                       377            611          1,964         2,575
                                                                              --------       --------       --------      --------
                                                                              $  1,011       $  3,135       $  4,424      $  7,559
                                                                              ========       ========       ========      ========

Net sales by geographic region
   United States                                                              $ 36,542       $ 12,830       $ 20,385      $ 33,215
   Other Americas                                                                1,923            819          2,166         2,985
   Europe                                                                       21,848          6,761         13,026        19,787
   Asia                                                                         11,205          4,476          5,291         9,767
   Other countries                                                               2,941            547          2,940         3,487
                                                                              --------       --------       --------      --------
                                                                              $ 74,459       $ 25,433       $ 43,808      $ 69,241
                                                                              ========       ========       ========      ========

Gross margin %                                                                    43.7%          41.2%          42.2%         41.8%
Operating expenses as a % of net sales                                            42.3%          28.9%          32.1%         30.9%
Operating income as a % of net sales                                               1.4%          12.3%          10.1%         10.9%

The following table reconciles Telex's or Old Telex's net loss to EBITDA:

Net loss                                                                      $ (4,579)      $   (540)      $   (866)     $ (1,406)
Income taxes                                                                     2,118          1,171            551         1,722
Interest expense                                                                 4,172          1,403          4,745         6,148
Interest income                                                                    (82)           (50)           (15)          (65)
Loss on early extinguishment of debt                                                --          1,186             --         1,186
Goodwill and asset impairment charges                                            7,915             --             --            --
Depreciation and amortization                                                    1,541            482            966         1,448
                                                                              --------       --------       --------      --------
   EBITDA                                                                     $ 11,085       $  3,652       $  5,381      $  9,033
                                                                              ========       ========       ========      ========

The non-GAAP financial measure in the table above is provided to assist the reader's understanding of the comparability of the company's operations for 2004 and 2003. The company believes that EBITDA, defined as net income (loss) plus income taxes, interest expense, loss on early extinguishment of debt, goodwill and asset impairment charges and depreciation and amortization minus interest income, is a useful basis to compare the company's results. The presentation above reconciles reported net income (loss) (U.S. GAAP amounts) to EBITDA for the quarter ended December 31, 2004 and 2003, respectively. The EBITDA information should not be construed as an alternative to reported results under U.S. GAAP.

                           TELEX COMMUNICATIONS, INC.
                          SUPPLEMENTARY FINANCIAL DATA
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                     SUCCESSOR            PREDECESSOR    COMBINED
                                                                            ---------------------------  -------------  -----------
                                                                               YEAR         ONE MONTH    ELEVEN MONTHS     YEAR
                                                                               ENDED          ENDED          ENDED         ENDED
                                                                            DECEMBER 31,   DECEMBER 31,   NOVEMBER 30,  DECEMBER 31,
                                                                               2004           2003           2003           2003
                                                                            -----------    ------------  -------------  -----------
Consolidated net sales
    Professional Audio                                                         $ 240,521     $  19,774     $ 189,196     $ 208,970
    Audio and Wireless Technology                                                 56,307         5,659        53,910        59,569
                                                                               ---------     ---------     ---------     ---------
                                                                               $ 296,828     $  25,433     $ 243,106     $ 268,539
                                                                               =========     =========     =========     =========

Operating income (loss)
    Professional Audio                                                         $  19,310     $   1,645     $  17,561     $  19,206
    Audio and Wireless Technology                                                 10,122           879         5,331         6,210
    Corporate                                                                        (13)          611         1,002         1,613
                                                                               ---------     ---------     ---------     ---------
                                                                               $  29,419     $   3,135     $  23,894     $  27,029
                                                                               =========     =========     =========     =========

Net sales by geographic region
    United States                                                              $ 148,803     $  12,830     $ 121,650     $ 134,480
    Other Americas                                                                 9,904           819        10,420        11,239
    Europe                                                                        84,702         6,761        69,628        76,389
    Asia                                                                          41,539         4,476        30,470        34,946
    Other countries                                                               11,880           547        10,938        11,485
                                                                               ---------     ---------     ---------     ---------
                                                                               $ 296,828     $  25,433     $ 243,106     $ 268,539
                                                                               =========     =========     =========     =========

Gross margin %                                                                      45.0%         41.2%         42.1%         42.0%
Operating expenses as a % of net sales                                              35.1%         28.9%         32.2%         31.9%
Operating income as a % of net sales                                                 9.9%         12.3%          9.8%         10.1%

The following table reconciles Telex's or Old Telex's net income (loss) to
EBITDA:

Net income (loss)                                                              $   5,394     $    (540)    $  (6,059)    $  (6,599)
Income taxes                                                                       8,544         1,171         3,585         4,756
Interest expense                                                                  16,605         1,403        26,897        28,300
Interest income                                                                     (187)          (50)          (59)         (109)
Loss on early extinguishment of debt                                                  --         1,186            --         1,186
Goodwill and asset impairment charges                                              7,915            --            --            --
Depreciation and amortization                                                      6,068           482         5,612         6,094
                                                                               ---------     ---------     ---------     ---------
    EBITDA                                                                     $  44,339     $   3,652     $  29,976     $  33,628
                                                                               =========     =========     =========     =========

The non-GAAP financial measure in the table above is provided to assist the reader's understanding of the comparability of the company's operations for 2004 and 2003. The company believes that EBITDA, defined as net income (loss) plus income taxes, interest expense, loss on early extinguishment of debt, goodwill and asset impairment charges and depreciation and amortization minus interest income, is a useful basis to compare the company's results. The presentation above reconciles reported net income (loss) (U.S. GAAP amounts) to EBITDA for the twelve months ended December 31, 2004 and 2003, respectively. The EBITDA information should not be construed as an alternative to reported results under U.S. GAAP.